UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2004

LIBERATE TECHNOLOGIES

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26565	94-3245315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2655 Campus Drive, Suite 250, San Mateo, California		94403
(Address of Principal Executive Offices)		(Zip Code)

Company’s telephone number, including area code: (650) 645-4000

(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits

The following exhibit is furnished as part of this report on Form 8-K.

Exhibit Number	Description
99.1	Press release dated July 13, 2004.

Item 12. Results of Operations and Financial Condition.

On July 13, 2004, Liberate Technologies issued a press release disclosing its financial results for the fiscal quarter and year ended May 31, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report on Form 8-K and the exhibit attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATE TECHNOLOGIES

Date: July 13, 2004	By:	/s/ Gregory S. Wood
	Name:	Gregory S. Wood
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated July 13, 2004.